UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

AMERICAN EXPRESS
200 VESEY STREET
NEW YORK, NY 10285
Your Vote Counts!
AMERICAN EXPRESS COMPANY
2022 Annual Meeting of Shareholders
Vote by May 2, 2022 11:59 PM ET. For shares held in a Plan, vote by April 28, 2022 11:59 PM ET.
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You invested in AMERICAN EXPRESS COMPANY and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy material for the Annual Meeting of Shareholders to be held on May 3, 2022.
Get informed before you vote
View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 19, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
VOTE CONFIRMATION
You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting of Shareholders on May 3, 2022 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box. Vote Confirmation is available 24 hours after your vote is received beginning April 19, 2022, with the final vote tabulation remaining available through July 3, 2022.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 3, 2022
9:00 A.M. Eastern Time
The American Express Company’s headquarters 200 Vesey Street New York, NY 10285
*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of director nominees proposed by the Board of Directors for a term of one year.	
1a. Thomas J. Baltimore	For
1b. Charlene Barshefsky	For
1c. John J. Brennan	For
1d. Peter Chernin	For
1e. Ralph de la Vega	For
1f. Michael O. Leavitt	For
1g. Theodore J. Leonsis	For
1h. Karen L. Parkhill	For
1i. Charles E. Phillips	For
1j. Lynn A. Pike	For
1k. Stephen J. Squeri	For
1l. Daniel L. Vasella	For
1m. Lisa W. Wardell	For
1n. Christopher D. Young	For
2. Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2022.	For
3. Approval, on an advisory basis, of the Company's executive compensation.	For
4. Shareholder Proposal Relating to Independent Board Chairman.	Against
The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.	

NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also attend and vote at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

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